UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2020

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.      Results of Operations and Financial Condition.

On August 5, 2020, The Goldfield Corporation issued a press release announcing its financial results for the three and six months ended June 30, 2020. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2020, the Board of Directors of the Company appointed Stephen R. Wherry, Chief Financial Officer of the Company, and Jason M. Spivey, President of PCA, to the positions of Acting Co-Chief Executive Officers of the Company, to discharge the duties of Chief Executive Officer during the absence of John H. Sottile. Mr. Sottile is currently hospitalized and being treated for a non-COVID related respiratory condition, and the timing of his ability to resume his duties cannot currently be determined.

Mr. Wherry, age 62, has served as Treasurer, Assistant Secretary and Chief Financial Officer of the Company since 1988, Vice President of the Company since 1993 and Senior Vice President of the Company since 2006. Mr. Wherry is a certified public accountant.

Mr. Spivey, age 49, joined Southeast Power as Project Manager in January 2015 and was promoted to Assistant Vice President in May 2016, prior to being appointed President in June 2017.

A copy of the press release announcing these matters, amongst others, is attached to this Current Report on Form 8-K as Exhibit 99.1. Solely the portion of the press release that relates to the matters described in this Item 5.02 is incorporated by reference herein.

Item 7.01.      Regulation FD Disclosure.

The information contained in Item 2.02 is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

Exhibit	Description of Exhibit
99.1	Press release dated August 5, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2020

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Acting Co-Chief Executive Officer (Co-Principal Executive Officer) Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

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